SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                      ----------

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES ACT OF 1934

          Date of Report (Date of earliest event reported) JULY 27, 1999
                                                           -------------





                             R.H. DONNELLEY CORPORATION
                 (Exact Name of Registrant as Specified in Its Charter)




             Delaware                  1-7155             13-2740040
         (State or Other          (Commission File     (I.R.S. Employer
          Jurisdiction                 Number)          Identification
       of Incorporation or                                  Number)
         Organization)



                               One Manhattanville Road
                               Purchase, New York 10577
                   (Address of Principal Executive Offices) (Zip Code)





         Telephone Number, including Area Code  914-933-6400
                                                ------------

         Item 5.     Other Events
                     ------------

              Attached hereto as Exhibit 99 is the Registrant's press release dated July 27, 1999, with respect to the Registrant's (i) release of its 1999 2nd quarter earnings and (ii) decision to make a change in its revenue recognition for certain directories in its Sprint relationship which resulted in a restatement of certain prior period results.


         Item 7.     Exhibits
                     --------

         99.     Press release dated July 27, 1999



                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            R.H. DONNELLEY CORPORATION
                                            (Registrant)




         July 27, 1999                      By:
                                               --------------------------------
                                               Philip C. Danford
                                               Senior Vice President and
                                               Chief Financial Officer

                                  INDEX TO EXHIBITS
                                  -----------------

         Exhibit     Description
         -------     -----------
         99          Press release dated July 27, 1999
